                                                                  Exhibit 10.59

FORM R 140,                   COMMERCIAL LEASE

         This lease is made between DAVID & YVONNE CUNNINGHAM, of STW OK, herein called Lessor, and AUDIO INNOVATIONS INC, of STW OK, herein called Lessee.

         Lessee hereby offers to lease from Lessor the premises situated in the City of Stillwater, County of Payne, State of OK, described as 2723 E 6th, upon the following TERMS and CONDITIONS:

1. TERM AND RENT. Lessor demises the above premises for a term of 7 years, commencing June 1, 1999, and terminating on May 31, 2006, or sooner as provided herein at the annual rental of Thirty Six Thousand, Dollars ($36,000), payable in equal installments in advance on the first day of each month for that month's rental, during the term of this lease. All rental payments shall be made to Lessor, at the address specified above. RENTAL SUBJECT TO INCREASE AT ANNUAL REVIEW.

2. USE. Lessee shall use and occupy the premises for business purposes. The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

3. CARE AND MAINTENANCE OF PREMISES. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required. Lessee shall also maintain in good condition such portions adjacent to the premises, such as sidewalks, driveways, lawns and shrubbery, which would otherwise be required to be maintained by Lessor. BUILDING TO BE RETURNED TO ORIGINAL UTILITY AT END OF LEASE NEEDED.

4. ALTERATIONS. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about, the premises.

5. ORDINANCES AND STATUTES. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

6. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this lease.

7. UTILITIES. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for sewer, water, gas, electricity, and telephone services.

8. ENTRY AND INSPECTION. Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty
(60) days prior to the expiration of this lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the same to inspect the premises thereafter.

If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within ________ days of the commencement of the term hereof.

10. INDEMNIFICATION OF LESSOR. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

11. INSURANCE. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and properly damage insuring Lessee and Lessor with minimum coverage as follows: Replacement Value

         Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.

12. EMINENT DOMAIN. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee's use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall he apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expenses.

13. DESTRUCTION OF PREMISES. In the event of a partial destruction of the premises during the term hereof, from any cause. Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease. except that Lessee shall be entitled to a proportionate reduction or rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days. Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof. Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

14. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, lessor may give Lessee notice of such default and if Lessee does not cure any such default within 30 days, after the giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Lessee does not commence such curing within such 30 days and thereafter proceed with reasonable diligence and in good faith to cure such, default), then Lessor may terminate this lease on not less than 10 days' notice to Lessee. On the date specified in such notice the term of this lease shall terminate, and Lessee shall then quit and surrender the premises to Lessor, but Lessee shall remain liable as hereinafter provided. If this lease shall have been so terminated by Lessor, Lessor may at any time thereafter resume possession of the premises by any lawful means and remove Lessee or other occupants and their effects.

15. SECURITY DEPOSIT. Lessee shall deposit with Lessor on the signing of this lease the sum of ________________________ Dollars ($______0) as security for the performance of Lessee's obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee. Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

16. TAX INCREASE. LESSEE RESPONSIBLE FOR ALL TAXES.

17. In the event the demised premises are situated in a shopping center or in a commercial building in which there are common areas. Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area.

18. ATTORNEY'S FEES. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

19. WAIVER. No failure of Lessor to enforce any term hereof shall be deemed to be a waiver.

20. NOTICES. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

21. HEIRS, ASSIGNS, SUCCESSORS. This lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.

Provided that Lessee is not in default in the performance of this lease. Lessee shall have the option to renew the lease for an additional term of____________months commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term except that the monthly rent shall be the sum of $____________________. The option shall he exercised by written notice given to Lessor not less than____________days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire.

23. SUBORDINATION. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

24. ENTIRE AGREEMENT. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The following Exhibits, if any, have been made a part of this lease before the parties' execution hereof:

          Signed this 1st day of June, 1999

AUDIO INNOVATIONS INC                           DAVID CUNNINGHAM

By:/s/ DAVID CUNNINGHAM                         By:/s/ DAVID CUNNINGHAM
   ----------------------                          ----------------------
Lessee                                          Lessor

                                                        (C) E-Z LEGAL FORMS

Before you use this form, read it, fill in all blanks, and make whatever changes are necessary to your particular transaction. Consult a lawyer if you doubt the form's fitness for your purpose and use. E-Z Legal Forms and the retailer make no representation or warranty, express or implied, with respect to the merchantability of this form for an intended use or purpose.

                      CB RICHARD ELLIS

                   AMENDMENT TO STANDARD INDUSTRIAL COMMERCIAL
                               MULTI-TENANT-GROSS

This Amendment to Lease dated, as of December 8, 2003, is entered into by and between David and Yvonne Cunningham ("Lessor"), and Rockford Corporation, an Arizona Corporation, successor in interest to Audio Innovations, Inc. ("Lesser"), with reference to the following facts:

         A. Lessor and Lessee entered into a Standard Industrial Commercial Multi-Tenant Lease Gross dated June 1, 1999 (the "Lease") which affects certain leasable space designated as approximately 32,050 square feet located at 2723 East 6th Street, Stillwater, Oklahoma.

         B. The Lease is in full force and effect, and neither Lessee nor Lessor has actual knowledge of any default or breach by the other under the Lease.

         C. Lessor and Lessee desire to amend the Lease as provided in this Amendment.

NOW, THEREFORE FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

                             ARTICLE 1 - Amendments

         1.1 Beginning January 1, 2004 through December 31, 2004, the annual base rent payable shall be Sixty-six Thousand Nine Hundred Eighty-four and No/100 Dollars ($66,984,00) per year (equivalent to $2.09 per square foot) plus estimated Common Area Operating Expenses, subject to change, plus applicable sales taxes, subject to change, and other sums which may be due under the terms of the Lease. The rental obligation will increase 3% annually thereafter thus removing the need to annually review the rental obligation for adjustment purposes.

         1.2 So long as Lessee if not in default of any part of the Lease, Lessee shall have the option to terminate the Lease at any time with Ninety (90) days prior written notice. If exercised, Lessee agrees to pay, on or before the date it vacates the premises, one-half of the remaining net rental consideration Lessee's payment of same shall relieve Lessee of any and all obligations regarding the Lease.

                             ARTICLE 2 - General Provisions

         2.1 The effective date of this Amendment shall be December 8, 2003.

         2.2 The Lease, as amended by this Amendment, is hereby confirmed. All other terms and conditions of the Lease shall remain in full force and effect. In the event of a conflict between the terms and provisions of the Lease and this Amendment, this Amendment shall control.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above set forth.

LESSEE: Rockford Corporation, an             LESSOR: David and Yvonne Cunningham
Arizona Corporation

By: /s/ David Richards                       By: /s/ David Cunningham
    -------------------------                    -------------------------
Its:                                         Its: Owner

                                             By: /s/ Yvonne Cunningham
                                                 -------------------------
                                             Its: Owner

FORM R140                      COMMERCIAL LEASE

         This lease is made between DAVID & YVONNE CUNNINGHAM of STW OK, herein called Lessor, and AUDIO INNOVATIONS INC. of STW OK, herein called Lessee.

         Lessee hereby offers to lease from Lessor the premises situated in the City of Stillwater County of Payne, State of OK, described as 2811 E. 6th, upon the following TERMS and CONDITIONS:

1. TERM AND RENT. Lessor demises the above premises for a term of 7 years, commencing June 1, 1999, and terminating on May 31, 2006, or sooner as provided herein at the annual rental of Fourteen thousand four hundred Dollars ($14,400), payable in equal installments in advance on the first day of each month for that month's rental, during the term of this lease. All rental payments shall be made to Lessor, at the address specified above. RENTAL SUBJECT TO INCREASE AT ANNUAL REVIEW.

2. USE. Lessee shall use and occupy the premises for business purposes. The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

3. CARE AND MAINTENANCE OF PREMISES. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, Lessee shall also maintain in good condition such portions adjacent to the premises, such as sidewalks, driveways, lawns and shrubbery, which would otherwise be required to be maintained by Lessor.

4. ALTERATIONS. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises. LESSEE WILL RETURN BUILDING TO ORIGINAL UTILITY AT END OF LEASE IF NECESSARY.

5. ORDINANCES AND STATUTES. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasional by or affecting the use thereof by Lessee.

6. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this lease.

7. UTILITIES. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for sewer, water, gas, electricity, and telephone services.

8. ENTRY AND INSPECTION. Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty
(60) days prior to the expiration of this lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the same to inspect the premises thereafter.

         If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within__________________days of the commencement of the term hereof.

10. INDEMNIFICATION OF LESSOR. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

11. INSURANCE. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows: Replacement Value.

         Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.

12. EMINENT DOMAIN. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee's use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expenses.

13. DESTRUCTION OF PREMISES. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof. Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

14. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor may give Lessee notice of such default and if Lessee docs not cure any such default within 30 days, after the giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Lessee docs not commence such curing within such 30 days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Lessor may terminate this lease on not less than 10 days' notice to Lessee. On the date specified in such notice the term of this lease shall terminate, and Lessee shall then quit and surrender the premises to Lessor, but Lessee shall remain liable as hereinafter provided. If this lease shall have been so terminated by Lessor, Lessor may at any time thereafter resume possession of the premises by any lawful means and remove Lessee or other occupants and their effects.

15. SECURITY DEPOSIT. Lessee shall deposit with Lessor on the signing of this lease the sum of ________________ Dollars ($_______________________) as security for the performance of Lessee's obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit in cure any default of Lessee. Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

16. TAX INCREASE. LESSEE RESPONSIBLE FOR ALL TAXES:

In the event the demised premises are situated in a shopping center or in a commercial building in which there are common areas. Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area.

18. ATTORNEY'S FEES. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

19. WAIVER. No failure of Lessor to enforce any term hereof shall be deemed to be a waiver.

20. NOTICES. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

21. HEIRS, ASSIGNS, SUCCESSORS. This lease is binding upon and inures to the

Provided that Lessee is not in default in the performance of this lease. Lessee shall have the option to renew the lease for an additional term of ____________ months commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term except that the monthly rent shall be the sum of $___________. The option shall be exercised by written notice given to Lessor not less than _________ days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire.

23. SUBORDINATION. This lease is and shall be subordinated to all existing and feature liens and encumbrances against the property.

24. ENTIRE AGREEMENT. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The following Exhibits, if any have been made a part of this lease before the parties execution hereof;

          Signed this 1 day of June, 1999.

AUDIO INNOVATIONS INC.

By: /s/ DAVID CUNNINGHAM                          BY: /s/ DAVID CUNNINGHAM
    ------------------------                          --------------------------

Lessee                                            Lessee

                                                             (R) E-Z LEGAL FORMS

Before you use this form, read it, fill in all blanks, and make whatever changes are necessary to your particular transaction. Consult a lawyer if you doubt the form's fitness for your purpose and use. E-Z Legal Forms and the retailer make no representation or warranty, express or implied, with respect to the merchantability of this form for an intended use or purpose.

                                CB RICHARD ELLIS

                  AMENDMENT TO STANDARD INDUSTRIAL COMMERCIAL
                               MULTI-TENANT-GROSS

This Amendment to Lease dated, as of December 8, 2003, is entered into by and between David and Yvonne Cunningham ("Lessor"), and Rockford Corporation, in Arizona Corporation, successor in interest to Audio Innovations, Inc. ("Lessee"), with reference to the following facts:

         A. Lessor and Lessee entered into a Standard Industrial Commercial Multi-Tenant Lease Gross dated June 1, 1999, (the "Lease") which affects certain leasable space designated as approximately 8,250 square feet located at 2811 East 6th Street, Stillwater, Oklahoma.

         B. The Lease is in full force and effect, and neither Lessee nor Lessor his actual knowledge of any default or breach by the other under the Lease.

         C. Lessor and Lessee desire to amend the Lease as provided in this Amendment.

NOW, THEREFORE FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

                             ARTICLE 1 - Amendments

         1.1 Beginning January 1, 2004 through December 31, 2004, the annual base rent payable shall be Twenty Thousand Six Hundred Twenty-five and No/100 Dollars ($20,625.00) per year (equivalent to $2.50 per square foot) plus estimated Common Area Operating Expenses, subject to change, plus applicable sales taxes, subject to change, and other sums which may be due under the terms of the Lease. The rental obligation will increase 3% annually thereafter thus removing the need to annually review the rental obligation for adjustment purposes.

         1.2 So long as Lessee is not in default of any part of the Lease, Lessee shall have the option to terminate the Lease at any time with Ninety (90) days prior written notice. If exercised, Lessee agrees to pay, on or before the date it vacates the promises, one-half of the remaining net rental consideration. Lessee's payment of same shall relieve Lessee of any and all obligations regarding the Lease.

                         ARTICLE 2 - General Provisions

         2.1 The effective date of this Amendment shall be December 8, 2003.

         2.2 The Lease, as amended by this Amendment, is hereby confirmed. All other terms and conditions of the Lease shall remain in full force and effect. In the event of a conflict between the terms and provisions of the Lease and this Amendment, this Amendment shall control.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above set forth.

LESSEE: Rockford Corporation, an          LESSOR: David and Yvonne Cunningham
Arizona Corporation

By: /s/ David Richards                    By: /s/ David Cunningham
    ---------------------                     -----------------------
Its:                                      Its: Owner

                                          By: /s/ Yvonne Cunningham
                                              -----------------------
                                          Its: Owner

Form R140                      COMMERCIAL LEASE

         This lease is made between DAVID & YVONNE CUNNINGHAM, of STILLWATER OKLA, herein called Lessor, and AUDIO INNOVATIONS INC, of STW, OKLA., herein called Lessee.

         Lessee hereby offers to lease from Lessor the premises situated in the City of Stillwater County of Payne, State of OKLA, described as 2805
EAST 6th upon the following TERMS and CONDITIONS:

1. TERM AND RENT. Lessor demises the above premises for a term of 7 years, commencing June 1, 1999, and terminating on May 31, 2006, or sooner as provided herein at the annual rental of Twenty one thousand six hundred Dollars ($ 21,600), Payable in equal installments in advance on the first day of each month for that month's rental, during the term of this lease. All rental payments shall be made to Lessor, at the address specified above. RENTAL SUBJECT TO INCREASE AT ANNUAL REVIEW.

2. USE. Lessee shall use and occupy the premises for Business Purposes. The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

3. CARE AND MAINTENANCE OF PREMISES. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, Lessee shall also maintain in good condition such portions adjacent to the premises, such as sidewalks, driveways, lawns and shrubbery, which would otherwise be required to be maintained by Lessor.

4. ALTERATIONS. Lessee shall not, without first obtaining the written consent of Lessor, make any alternations, additions, or improvements, in, to or about the premises. LESSEE WILL RETURN BUILDING TO ORIGINAL UTILITY AT END OF
LEASE IF NECESSARY.

5. ORDINANCES AND STATUTES. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

6. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this lease.

7. UTILITIES. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for sewer, water, gas, electricity, and telephone services.

8. ENTRY AND INSPECTION. Lessee shall permit Lessor or Lessor's agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty
(60) days prior to the expiration of this lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the same to inspect the premises thereafter.

         If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within ___________ days of the commencement of the term hereof.

10. INDEMNIFICATION OF LESSOR. Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

11. INSURANCE. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows: Replacement Value.

         Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.

12. EMINENT DOMAIN. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee's use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expenses.

13. DESTRUCTION OF PREMISES. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease, may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof. Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

14. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor may give Lessee notice of such default and if Lessee does not cure any such default within 30 days, after the giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Lessee does not commence such curing within such 30 days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Lessor may terminate this lease on not less than 10 days' notice to Lessee. On the date specified in such notice the term of this lease shall terminate, and Lessee shall then quit and surrender the premises to Lessor, but Lessee shall remain liable as hereinafter provided. If this lease shall have been so terminated by Lessor, Lessor may at any time thereafter resume possession of the premises by any lawful means and remove Lessee or other occupants and their effects.

15. SECURITY DEPOSIT. Lessee shall deposit with Lessor on the signing of this lease the sum of ______________ Dollars ($ (Phai)) as security for the performance of Lessee's obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee. Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

16. TAXES LESSEE IS RESPONSIBLE FOR ALL PROPERTY TAXES the event the demised premises are situated in a shopping center or in a commercial building in which there are common areas. Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area.

18. ATTORNEY'S FEES. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

19. WAIVER. No failure of Lessor to enforce any term hereof shall be deemed to be a waiver.

20. NOTICES. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated by the parties from time to time.

21. HEIRS, Assigns, Successors. This lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.

that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for an additional term of _______________ months commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term except that the monthly rent shall be the sum of $________ . The option shall be exercised by written notice given to Lessor not less than _________ days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire.

23. SUBORDINATION. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

24. ENTIRE AGREEMENT. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The following Exhibits, if any have been made a part of this lease before the parties, execution hereof;

         Signed this 1st day of JUNE, 1999.

AUDIO INNOVATIONS INC.                  DAVID CUNNINGHAM

By: /s/ DAVID CUNNINGHAM                By: /s/ DAVID CUNNINGHAM
    -----------------------                 ------------------------
Lessee                                  Lessor

                                                             (C) E-Z LEGAL FORMS

Before you use this form, read it, fill in all blanks, and make whatever changes are necessary to your particular transaction. Consult a lawyer if you doubt the form's fitness for your purpose and use. E-Z Legal Forms and the retailer make no representation or warranty, express or implied, with respect to the merchantability of this form for an intended use or purpose.

                                CB RICHARD ELLIS

                   AMENDMENT TO STANDARD INDUSTRIAL COMMERCIAL
                               MULTI-TENANT-GROSS

This Amendment to Lease dated as of December 8, 2003 is entered into by and between David and Yvonne Cunningham ("Lessor"), and Rockford Corporation, an Arizona Corporation, successor in interest to Audio Innovations, Inc. ("Lessee"), with reference to the following facts:

         A. Lessor and Lessee entered into a Standard Industrial Commercial Multi-Tenant Lease Gross dated June 1, 1999 (the "Lease") which affects certain leasable space designated as approximately 12,200 square feet located at 2805 East 6th Street, Stillwater, Oklahoma.

         B. The Leasa is in full force and effect, and neither Lessee nor Lessor his actual knowledge of any default or breach by the other under the Lease.

         C. Lessor and Lessee desire to amend the Lease as provided in this Amendment.

NOW, THEREFORE FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Lessor and Lessee hereby agree as follows;

                              ARTICLE 1 - Amendments

         1.1 Beginning January 1, 2004 through December 31, 2004, the annual base rent payable shall be Forty-two Thousand Seven Hundred Twenty-five and No/100 Dollars ($42,700.00) per year (equivalent to $3.50 per square foot) plus estimated Common Area Operating Expenses, subject to change, plus applicable sales taxes, subject to change, and other sums which may be due under the terms of the Lease. The rental obligation will increase 3% annually thereafter thus removing the need to annually review the rental obligation for adjustment purposes.

         1.2 So long as Lessee is not in default of any part of the Lease, Lessee shall have the option to terminate the Lease at any time with Ninety (90) days prior written notice. If exercised, Lessee agrees to pay, on or before the date it vacates the promises, one-half of the remaining net rental consideration. Lessee's payment of same shall relieve Lessee of any and all obligations regarding the Lease.

                         ARTICLE 2 - General Provisions

         2.l The effective date of this Amendment shall be December 8, 2003.

         2.2 The Lease, as amended by this Amendment, is hereby confirmed. All other terms and conditions of the Lease shall remain in full force and effect. In the event of a conflict between the terms and provisions of the Lease and this Amendment, this Amendment shall control.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above set forth.

LESSEE: Rockford Corporation, an             LESSOR: David and Yvonne Cunningham
Arizona Corporation


By: /s/ David Richards                       By: /s/ David Cunningham
    --------------------                         -----------------------
Its:                                         Its: OWNER

                                             By: /s/ Yvonne Cunningham
                                                 -----------------------
                                             Its: OWNER